Reconciliation of Plan Financial Statements to the Form 5500 (Details) - EBP 001 - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Net assets available for benefits:
EBP, Net Asset Available for Benefit	$ 4,467,170	$ 3,827,258
Deemed distributions	10,507	13,132
EBP, Form 5500 Caption, Net Assets	4,456,663	$ 3,814,126
Net increase in net assets available for benefits	639,912
Deemed distributions	2,625
Net Income per Form 5500	$ 642,537